Class A Shares – RAALX

Class C Shares – RACLX

Class I Shares – RAILX

A Series of Two Roads Shared Trust

Supplement dated June 14, 2019
to the Prospectus dated February 28, 2019

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This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The following is added as a new section following the section entitled “Automatic Investment Plan” on page 18 of the Fund’s Class A, Class C and Class I Shares Prospectus:

Conversion Privilege: Upon request, eligible beneficial holders of the Fund’s Class I Shares may convert their shares into Class Y Shares of the Fund. The Fund will determine the eligibility of an investor to exercise the conversion privilege based on the current NAV of Class Y Shares held by the investor. Such a conversion will be effected at the NAVs of the Class I Shares and Class Y Shares next calculated after the conversion request is received by the Fund’s transfer agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Class Y Shares can be expected to differ from the total return on Class I Shares. The Fund reserves the right, at its sole discretion, to change or discontinue the conversion privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Fund. Shareholders who exercise the conversion privilege will generally not recognize a taxable gain or loss for federal income tax purposes on a conversion of Class I Shares into Class Y Shares. The conversion privilege is not currently available to beneficial holders of Class A or Class C shares of the Fund. The conversion privilege is not applicable to exchanges of one Fund for another. Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares.

If you are a holder of Class I Shares of the Fund, you may make a conversion request by sending a written request to the Fund’s transfer agent on behalf of the Fund at Conductor Global Equity Value Fund, c/o Gemini Fund Services, LLC, 17645 Wright Street, Suite 200, Omaha, Nebraska, 68130, or by contacting your broker or financial intermediary.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement and the Class A, C and I Prospectus, Class Y Prospectus and SAI, each dated February 28, 2019, provide relevant information for all shareholders and should be retained for future reference. The Prospectuses and the SAI have each been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-844-GO-RAILX (1-844-467-2459).